EXHIBIT 99.1

STOCK PURCHASE AND SALE AGREEMENT

THIS STOCK PURCHASE AND SALE AGREEMENT (“Agreement”) is effective as of the 22nd day of February, 2021, by and between Flote App, Inc. , a Delaware corporation with a notice address of 3125 W. Ali Baba Ln., Las Vegas, NV 89118 (the “Seller” or the “Company”), and Barrel Energy, Inc. a Nevada corporation with a notice address of 8275 S. Eastern Ave., Las Vegas, NV 89123 (“Buyer” or “Barrel”).

WHEREAS, Barrel desires to purchase an equity interest in the Company, with a first tranche (the “First Tranche Shares”) equal to a 25% equity interest in the Company based on a Company valuation of $10,000,000 and a second tranche (the “Second Tranche Shares”) equal to a further 20% equity interest in the Company based on a Company valuation of $30,000,000 (for a cumulative total of 45% equity interest after transaction). The Company is willing to sell the First Tranche Shares for a purchase price (the “First Tranche Purchase Price”) of $2,500,000 and the Second Tranche for a purchase price (the “Second Tranche Purchase Price”) of $6,000,000. (The First Tranche Shares and the Second Tranche Shares are collectively referred to as the “Shares”; and the First Tranche Purchase Price and the Second Tranche Purchase Price are collectively referred to as the “Purchase Price”). This Agreement provides for the acquisition of the Shares by Buyer for the Purchase Price on the terms and conditions set forth below.

WHEREAS, Seller and Buyer have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in their best interests, respectively.

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

ARTICLE I

SALE AND PURCHASE OF THE SHARES

Section 1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer, convey and deliver to Buyer or Buyer’s assignee, and Buyer agrees to purchase from Seller, the Shares.

Section 1.2 Closing. The purchase of the First Tranche Shares shall be consummated at a closing ("Closing") to take place on or before April 30, 2021 (the "First Tranche Closing Date"). The purchase of the Second Tranche Shares shall be consummated at a closing ("Closing") to take place on or before December 31, 2021 (the "Second Tranche Closing Date"). The Purchase Price for the Shares shall be paid on or before the relevant Closing Date, by Buyer to Seller by wire transfer or other form of immediately available good funds against delivery of the Shares in transferable form from Seller to Buyer or Buyer’s assignee, provided to facilitate the Closing. The obligation of each party shall be subject to the condition that the other party’s representations and warranties herein shall be true and correct in all material respects as of the Closing Date. If required, the Company will obtain approval by its shareholders of the sale of the Shares pursuant to this Agreement.

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ARTICLE II

REPRESENTATIONS, COVENANTS AND WARRANTIES OF SELLER

As an inducement to and to obtain the reliance of Buyer, Seller represents and warrants to Buyer as follows:

Section 2.1 No Conflict, Authority, Issued Shares. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Seller is a party or to which the Shares are subject. Seller has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2 Title to the Shares; No Pending Litigation;. Seller owns of record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. Other than disclosed by the Seller to the Buyer, there are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares. To Seller’s actual knowledge, there is no pending or threatened complaint, suit, demand or other dispute relating to the Shares or the Company. The Company is validly existing and in good standing under the laws of the State of Delaware, and holds a Nevada State Business license.

Section 2.3 Company Financial Statements. The Company’s [12/31/2020] financial statements previously delivered to Buyer are accurate in all material respects. All material assets and liabilities of the Company are reflected in the balance sheet contained in such financial statements..

Section 2.4 Title to Assets Seller has, or will have at Closing, good and transferable title to, or a valid leasehold interest in, each and all of its assets, free and clear of any encumbrances. The Company has disclosed to Buyer all property leased or subleased to or by the Company and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Company has delivered or made available to the Buyer complete and accurate copies of the leases and subleases.

Section 2.5 Environmental Matters. Seller has no knowledge of any existing, pending or threatened violation of environmental law concerning the business of Seller, or of any existing, pending or threatened investigation by any federal, state, or local governmental authority or are subject to any remedial obligation or lien under or in connection with any Environmental Law. Environmental Law means any federal, state or local law, whether by common law, statute, ordinance, or regulation, pertaining to health, industrial hygiene, or environmental conditions, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq. (“CERCLA”); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. (“RCRA”); the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2501, et seq. (“TSCA”); the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. Section 11001, et seq. (“SARA”); the Clean Air Act, 42 U.S.C. Section 7401, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq.; the Solid Waste Disposal Act, 42 U.S.C. Section 3251, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1901, et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300h et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq.;, all as now or hereafter amended, supplemented or replaced from time to time

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Section 2.6 Employment With respect to current and former employees and other service providers of the Seller related to the business or the Company (each a “Service Provider”):

(i) the Seller is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including any laws respecting minimum wage and overtime payments, employment discrimination, workers’ compensation, family and medical leave, immigration, and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice;

(ii) each Service Provider classified by the Seller as an independent contractor satisfies and has satisfied the requirements of any applicable Law to be so classified, and the Seller has fully and accurately reported such independent contractors’ compensation on IRS Forms 1099 when required to do so; and

(iii) the Seller is not delinquent to, and has not failed to pay when due, any Service Provider for any wages (including overtime, meal breaks or waiting time penalties), salaries, commissions, accrued and unused vacation, on-call payments or equal pay, or collective bargaining payments to which they would be entitled under applicable Law, if any, bonuses, benefits, advantage in kind, profit sharing, stock options or other compensation for any services performed by them or amounts required to be reimbursed or damages or interest paid to such individuals (other than accrued salary, bonuses, commissions, vacation, or other paid time off in accordance with the Seller’s policies); and

(iv) the Seller does not have any liability for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority with respect to unemployment compensation benefits, social security or other benefits or obligations for Service Providers (other than routine payments to be made in the normal course of business and consistent with past practice).

(v) There are no demands or claims pending or, to the Seller’s knowledge, threatened, before any Governmental Authority by any employees for compensation, pending severance benefits, vacation time, unpaid meal or rest breaks, vacation pay, maternity benefits, any statutory benefits, or any other claim threatened or pending before any governmental authority (or any state “referral agency”) from any employee or any other person arising out of the Seller’s status as employer or joint employer, whether in the form of claims for employment discrimination, harassment, retaliation, unfair labor practices, grievances, wrongful discharge or variation of contract, wage and hour violations, breach of contract, unfair business practice, tort, unfair competition or otherwise. In addition, there are no pending or threatened claims or actions against the Seller under any workers compensation policy or long-term disability policy, nor to the Seller’s knowledge is there any reasonable basis therefor.

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Section 2.7 Intellectual Property The Company owns the entire right, title and interest in the Intellectual property used in the Company’s business (the “Intellectual Property”), and no claims have been asserted challenging the Company’s inventorship, ownership or right to use the Intellectual Property. The Intellectual Property is valid and enforceable and there are no pending or threatened claims or legal actions asserting that such Intellectual Property is invalid or unenforceable. The Company has the right to sell, license or otherwise transfer the Intellectual Property, and has obtained the assignment of all interests and all rights to the Intellectual Property from any and all third parties (including employees). The Intellectual Property is not and has not been the subject matter of any dispute or potential dispute. The Company has not granted any right, license or interest in or to the Intellectual Property that is in conflict with the rights or licenses granted under this agreement, nor has the Company encumbered any Intellectual Property. Use of the Intellectual Property does not infringe upon the rights of any third parties; and no third party has infringed upon or misappropriated any Intellectual Property right. The Company possesses all necessary rights and privileges to cause the Intellectual Property to be duly and appropriately registered in, filed in or issued by the United States Patent and Trademark Office, United States Copyright Office or the corresponding offices of other jurisdictions and countries, and there is no fact or circumstance which would prevent such registration, filing and/or issuance. The Intellectual Property rights have been properly maintained and all applicable maintenance fees and renewal fees have been paid. The use of the Intellectual Property by the Company does not constitute a misappropriation of a third party’s trade secrets or violate any non-compete agreement. The Company has not withheld any material information in its possession relating to the Intellectual Property, and the information related to the Intellectual Property that the Company has provided is up-to-date and accurate in all material respects. The Company owns or has valid licenses to use, free and clear of all liens, including, without limitation, any claim of ownership or other right all Intellectual Property that is necessary to conduct the business as currently operated or as expected to be operated in the future.

Section 2.8 Brokers and Finders. The Seller represents and warrants that he/she/it has made no agreements involving any fees of any type that relate to this Agreement that would involve the Buyer, including but not limited to broker’s fee, finder’s fees or any similar compensation arrangement.

Section 2.9 Taxes. To the Seller’s knowledge. all tax returns of or which include Company that are required to be filed in any jurisdiction on or prior to the date hereof have been filed by Company, or which are due on or prior to the Closing shall be filed by Seller, and Company has made or will make prior to Closing applicable tax deposits, including but not limited to any applicable employee withholding deposits. To the Seller’s knowledge, all taxes shown on such returns as due and payable by or with respect to Company to the date of Closing have been paid or provided for by Seller. To Seller’s knowledge, no federal income tax returns of or which include Company are currently under audit by the Internal Revenue Service.

ARTICLE III

REPRESENTATIONS, COVENANTS AND WARRANTIES OF BUYER

As an inducement to and to obtain the reliance of Seller, Buyer represents and warrants to Seller as follows:

Section 3.1 No Conflict, Authority. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Buyer is a party. Buyer has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

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Section 3.2 Restricted Shares. Buyer acknowledges that the Shares purchased have not been registered under the Securities Act or any state securities laws, will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Act which relate to private offerings, will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and the Buyer must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt therefrom. Buyer acknowledges that the shares shall bear restrictive legends.

Section 3.3 Buyer’s Sophistication. Buyer (i) acknowledges that the purchase of Shares involves a high degree of risk in that the Company has limited business operations and may require substantial funds; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction; (iv) that the sale of the Shares to Buyer is not registered with the U.S. Securities and Exchange Commission or with the securities administrator of any state; (v) that the Shares are being sold pursuant to an exemption from such registration requirements; and (vi) the Shares are “restricted securities” that will bear a restrictive legend prohibiting their further transfer without registration or any exemption therefrom.

Section 3.4 Brokers and Finders. The Buyer represents and warrants that he/she/it has made no agreements involving any fees of any type that relate to this Agreement that would involve the Seller, including but not limited to broker’s fee, finder’s fees or any similar compensation arrangement.

Section 3.5 Due Diligence Materials Provided. Buyer acknowledges that Seller has provided Buyer provided Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller’s possession or control. Buyer acknowledges that Seller has only recently become the controlling shareholder of the Company and has obtained control of the Company through court process which, by its nature, provides Seller with only very limited information regarding the Company, its history, its financial condition and any potential debts, obligations, liabilities or other claims.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed to the addresses set forth in this Agreement or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

Section 4.2 Attorneys' Fees. Except as expressly provided herein, each party will be responsible for their own attorney’s fees.

Section 4.3 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

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Section 4.4 Third Party Beneficiaries. This contract is between Seller and Buyer. Except for the shareholders of the Company and as specifically provided, no other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 4.5 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 4.6 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one (1) year

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 4.8 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 4.9 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 4.10 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 4.11 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 4.12 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 4.13 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

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Section 4.14 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

Section 4.15 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete sale contemplated by this Agreement. The parties hereto agree to cooperate and use their respective reasonable best efforts to consummate the transactions contemplated by this Agreement.

Section 4.16 Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the state of Nevada applicable to agreements made and to be performed wholly within such jurisdiction and without regard to conflicts of laws. Any dispute arising out of this Agreement shall be resolved in the state or federal courts sited in Clark County, Nevada, to the exclusion of all other venues. The prevailing party in any such action shall be entitled to an award of costs and its reasonable attorneys’ fees.

Section 4.17 Indemnification. Seller covenants and agrees that it will indemnify, defend, and hold Buyer harmless (including reasonable attorneys’ fees and expenses of investigation) incurred by Buyer as a result of or arising from any claim, liability, demand, judgment or settlement of such claim, liability, demand or judgment by or against Buyer or Company, including reasonable attorney fees and costs of defense, which may arise as a result of any claim, liability or demand made subsequent to Closing, whether known or unknown by Seller at the time of Closing, which arises in connection with or as a result of any of the following (collectively “Buyer Losses”):

4.17.1. The untruth, inaccuracy or breach as of the date hereof of any representation or warranty of Seller set forth in this Agreement (or in any document, writing, certificate, data or financial statement delivered in connection herewith);

4.17.2. Any breach of any covenant, obligation or agreement on the part of Seller under this Agreement; and

4.17.3 Any broker’s commissions, finder’s fees or other like payments incurred or alleged to have been incurred by Seller in connection with the consummation of the transactions contemplated by this Agreement. The foregoing notwithstanding, no indemnity shall be required unless the Buyer Losses exceed $10,000. Notwithstanding anything to the contrary in this Agreement, Seller’s entire liability for any and all Buyer Losses shall not exceed the Purchase Price actually received by Seller.

Section 4.18 Fees and Expenses. Each party shall be responsible for its own fees and expenses in connection with the purchase and sale of the Shares.

Section 4.19 Preemptive Rights for Future Equity Financing. For a period of years following the First Tranche Closing Date, Buyer shall have a right of first refusal to provide equity financing to the Company sufficient to maintain its percentage equity owneship interest of 25% or 45%, as the case may be.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Seller	Buyer

FLOTE APP, INC.	BARREL ENERGY INC.

/s/ Kingsley Edwards	/s/ Harpreet Sangha
Kingsley Edwards	Harpreet Sangha
President	Chairman

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